Subsequent Events	6 Months Ended
Sep. 30, 2024
Subsequent Events [Abstract]
Subsequent Events	SUBSEQUENT EVENTS
Approval of Dividends
On November 14, 2024, the Board of Directors of MUFG approved the payment of semi-annual interim cash dividends of ¥25.0 per share of Common stock, totaling ¥292,259 million, that were payable on December 5, 2024 to the shareholders of record on September 30, 2024.
Repurchase and Cancellation of own shares
At the meeting of the Board of Directors of MUFG held on November 14, 2024, it was resolved to repurchase up to 230,000,000 shares of MUFG’s common stock by market purchases based on the discretionary dealing contract regarding repurchase of its own shares for approximately ¥300 billion, in aggregate, from November 15, 2024 to March 31, 2025. The repurchase plan as authorized by the Board of Directors of MUFG allowed for the repurchase of an aggregate amount of up to 230,000,000 shares, which represents the equivalent of 2.0% of the total number of common shares outstanding excluding its own shares, or of an aggregate repurchase amount of up to ¥300 billion. The purpose of the repurchase is to enhance the return of earnings to shareholders, to improve capital efficiency, and to implement flexible capital policies. Also, on November 29, 2024, MUFG canceled 270,000,000 shares in satisfaction of the resolution adopted at the meeting of the Board of Directors of MUFG held on November 14, 2024.